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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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  Date of report (Date of earliest event reported): On or about August 24, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

          Massachusetts              333-114018               04-2955061
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  (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)           File Number)         Identification No.)

     31 Market Street, Ipswich, Massachusetts                  01938
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     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement

On August 24, 2006, The First National Bank of Ipswich (the "Bank"), a wholly-owned subsidiary of First Ipswich Bancorp, entered into an agreement with Eastern Bank ("Eastern") under which Eastern will purchase the accounts of the Bank's trust department and certain assets (the "Trust Department Accounts and Related Assets") of the Bank, including but not limited to all rights and obligations of the Bank under the contracts establishing the trust department accounts. The transaction is expected to close on or before October 31, 2006, and is subject to the Bank obtaining certain consents and approvals. The purchase price for the Trust Department Accounts and Related Assets is $650,000 subject to certain downward adjustments in the event the Bank fails to effectively assign all of the Trust Department Accounts.

The foregoing description of the agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the press release announcing the sale of the Bank's trust department accounts and related assets is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.   Description
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Exhibit 10.1  Agreement for the Acquisition of Accounts and Certain Assets
              Relating to the Trust Business of The First National Bank of
              Ipswich by Eastern Bank, dated August 24, 2006.

Exhibit 99.1  Press Release, dated August 24, 2006.

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                                        SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: August 24, 2006                     By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
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10.1          Agreement for the Acquisition of Accounts and Certain Assets
              Relating to the Trust Business of The First National Bank of Ipswich by Eastern Bank, dated August 24, 2006.

99.1          Press Release, dated August 24, 2006.